UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-05276

Value Line Strategic Asset Management Trust
(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item I     Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/14 is included with this Form.

■	Value Line Strategic Asset Management Trust,	Annual Report
	a series of Value Line Funds Variable Trust	To Contractowners

Stephen E. Grant,
Portfolio Manager

Liane Rosenberg
Director of Fixed Income

Jeffrey D. Geffen,
Portfolio Manager

Objective:
High total investment return consistent with reasonable risk

Inception Date:
October 1, 1987

Net Assets at
December 31, 2014:
$323,884,022

Portfolio Composition at December 31, 2014:
(Percentage of Total Net Assets)

An Update from Fund Management (Unaudited)

PRESIDENT’S LETTER

Dear Shareholders:

We are pleased to present you with this annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust, for the 12 months ended December 31, 2014.

The 12 months ended December 31, 2014 were rewarding for the Fund, as it generated solid absolute gains. Most notably, perhaps, the Fund outpaced its peers for the one-, three-, five- and ten-year periods ended December 31, 2014, as noted by leading independent mutual fund advisory service Lipper Inc.[1] (mixed asset target allocation growth category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Total Return[i] and Consistent Return[i] versus its peers overall as of December 31, 2014.

On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets over the 12 months ended December 31, 2014, especially given the newsworthy events of the annual period.

Economic Review

U.S. real Gross Domestic Product (GDP) got off to a slow start in 2014, contracting at a 2.9% annualized rate from January through March. This was the biggest decline in the pace of U.S. economic growth since the first quarter of 2009. Part of the decline was due to the unusually harsh winter weather conditions throughout much of the nation. Home and auto sales were negatively impacted. In turn, consumer spending grew at the weakest pace in five years, restrained further by a drop in health care outlays.

Economic growth rebounded from those low early levels, with GDP posting growth at an annualized rate of 5% by the third quarter of 2014. This growth stemmed from increases in personal consumption expenditures, higher nonresidential fixed investment and higher spending by federal, state and local governments. There was also steady growth in manufacturing and a significant drop in the national unemployment rate from 6.7% in December 2013 to 5.6% at year-end 2014. Many analysts forecast that combined third and fourth quarter GDP will average an annualized rate of 4.8%, marking the best two-quarter stretch for the U.S. economy since 2003.

Despite the growing economy, inflationary pressures remained modest through the annual period. Consumer prices remained in check, with the headline Consumer Price Index (CPI) rising just 0.8% year over year before seasonal adjustment as of December 2014, notably lower than the 1.3% change for the 12 months ending November 2014. Core inflation, which excludes food and energy and which is the price measure tied to consumer spending watched most closely by the Fed, was up 1.6% in December 2014 from a year earlier, the smallest 12-month change since the 12 months ending February 2014. Limited wage growth, as well as sharply lower energy and commodity prices, were key contributors to the relatively benign inflation scenario. Indeed, the energy segment of the CPI declined 10.6% over the 12-month span ended December 2014. The rapid decline in the price of oil, in particular, was seen as a net positive to U.S. companies and U.S. consumers. With gasoline at $2 or less per gallon, consumers should have some discretionary income to spend, potentially benefiting the U.S. economy going forward.

About information in this report:
•	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	1

Annual Report
■	Value Line Strategic Asset Management Trust	To Contractowners
Along with the drop in the unemployment rate, the steady increase in job creation made 2014 the best year for the labor market since 1999. Almost three million Americans found work in 2014, the most in 15 years. However, the labor picture was not uniformly positive, with the labor force participation rate dropping from 63.0% at the start of the year to 62.7% at year end 2014.
Against this backdrop of broadly improving economic growth, the Federal Reserve (the “Fed”) reduced the amount of bonds it had been buying as part of its quantitative easing program in each month beginning in January 2014. The Fed kept its focus on key market data, including unemployment and inflation targets, and completed its bond market purchases on schedule in October 2014. The Fed left the targeted federal funds rate unchanged throughout the annual period. While future Fed moves will likely be data dependent, the Fed has pointed to the possibility of a modest increase in short-term interest rates in 2015.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index2, posted a solid gain of 13.68% during the 12 months ended December 31, 2014, generating its third consecutive year of double-digit gains.
Diverging global economies and declining U.S. interest rates were major themes affecting the U.S. equity markets during the annual period. The U.S. economic recovery accelerated through the annual period, particularly compared to other major developed markets, including Europe, Japan and China. This comparatively strong recovery helped fuel U.S. corporate earnings and cash flow growth. Share buybacks became a full-fledged trend, resulting in higher earnings per share and helping to support stock prices, and regular cash dividend payments set another record, posting their fourth year of double-digit gains. Furthermore, new job growth, a lower unemployment rate, a stable housing market and dramatically lower energy prices gave new hope to the potential for a broader consumer recovery, boosting both consumer and business confidence. U.S. equity market volatility heightened during the second half of the year from exceptionally low levels mid-year, but the S&P 500® Index had no more than three consecutive down days during 2014, a feat not seen since 1928, and posted 53 new closing highs, up from 45 in 2013, as it broke through the 2,000 milestone level in August 2014.
Nine of the ten sectors of the S&P 500® Index posted positive absolute performance for the annual period, with the utilities, health care and information technology sectors leading the way, the latter two in particular on the highest level of merger and acquisition activity since 2007. Energy was the only sector to generate negative returns, as U.S. and global crude oil prices experienced a precipitous decline on surprisingly strong supply and weakening global demand. Telecommunication services posted modestly positive returns but was the second weakest performing sector in the S&P 500® Index during the annual period, as aggressive competition, including price wars aimed at luring customers, and market saturation put growth pressures on the sector, especially on the wireless side.
Fixed Income Market Review
In contrast to a challenging 2013, the broad U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index3, posted a solid positive return of 5.97% during the annual period. The yield curve flattened, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. A flattening yield curve is one in which the differential in yields of securities with various maturities narrows. The yield on the two-year U.S. Treasury bill rose approximately 28 basis points, while the yield on the bellwether 10-year U.S. Treasury note fell approximately 83 basis points and the yield on the 30-year U.S. Treasury declined approximately 117 basis points during the annual period. (A basis point is 1/100th of a percentage point.)
While virtually all key fixed income sectors and maturities posted positive returns, U.S. Treasuries maturing beyond 20 years were the clear winners. Short-term yields reacted to the expectation of the slowing and subsequent conclusion of the Fed’s stimulus program, but the sharp drop in long-term interest rates was driven in part by a significant decline in oil and other commodity prices. The end of quantitative easing in October 2014 had investors bracing for a rise in rates, but the increase did not materialize. Instead, U.S. Treasury rates continued to drift downward in tandem with a global easing of rates. Slowing economic growth in China and a weak Eurozone-along with geopolitical tensions in Ukraine and the Middle East-were significant concerns throughout 2014. Such concerns drove a flight to safety and a search for comparatively higher yields for many investors, additional key factors behind the broad drop in rates. Inflation well under the Fed’s inflation target of 2% exerted further downward pressure on long-term interest rates.
The flight to safety, along with a search for yield, impacted investors in the corporate bond market as well. In turn, investment grade bonds outperformed high yield bonds by a significant margin, despite a record-setting year in terms of global new issuance. Even within the high yield corporate bond sector, BB-rated bonds outperformed lower rated bonds.
* * *

2	VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

Annual Report
■	Value Line Strategic Asset Management Trust	To Contractowners
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years-based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on the Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Value Line Funds are distributed by EULAV Securities LLC.

[1]
Lipper Rankings represent the Fund’s ranking within its Lipper asset class peer group and are based on total return performance and do not reflect the effect of sales charges. Although a fund may outperform peers when compared to Lipper peer groups, the returns for that time period may still be negative. Rankings shown include management fees and are provided by Lipper Inc., a leading independent performance analysis service. This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Past performance is no guarantee of future results. Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those Funds that stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4: the middle 20% are rated 3: the next 20% are rated 2; and the lowest 20% are rated 1.

[i]
For Value Line Strategic Asset Management Trust: Total Return 5 rating for 3-year (182 funds), 5-year (157 funds), 10-year (74 funds and overall (182 funds) periods ended December 31, 2014; Consistent Return 5 rating for 3-year (173 funds), 5-year (153 funds), 10-year (70 funds) and overall (178 funds) periods ended December 31, 2014.

[2]
The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

[3]
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	3

Annual Report
■	Value Line Strategic Asset Management Trust	To Contractowners
INVESTMENT OBJECTIVE AND STRATEGY
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
To achieve the Fund’s objective, the Adviser invests in a broad range of common stocks, bonds and money market instruments in accordance with an asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets, which Value Line, Inc. developed. The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). On occasion, the Fund may invest in BBB-rated debt securities, which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System in selecting securities for purchase or sale.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2014.
How did the Fund perform during the annual period?
The Fund generated a total return of 8.51% during the 12 months ended December 31, 2014. This compares to the 10.60% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted solid absolute gains but lagged the blended benchmark due primarily to an allocation to cash, which yielded little more than zero. Partially offsetting this detractor was effective asset allocation. Throughout the 12-month reporting period, the Fund was underweighted fixed income and overweighted equities. With U.S. equities, as measured by the S&P 500® Index, up 13.68% during the annual period, and bonds, as measured by the Barclays Index, posting a return of 5.97%, this asset allocation clearly added value.
However, while the annual period ended December 31, 2014 saw gains for the equity market, it was a year when large-cap stocks, particularly mega-cap stocks, performed best. Relative to the benchmark, this acted as a headwind to Fund results, as the equity portion of the Fund concentrates its holdings on stocks with an average market capitalization well below that of the S&P 500® Index. Indeed, less than half of the Fund’s equity holdings are large-cap stocks and very few would be considered mega-cap stocks. Further, lower quality, more speculative and volatile stocks, exemplified by information technology and biotechnology stocks, outperformed steadier, less cyclical issues more typical of the Fund’s higher quality equity holdings. This trend served as a detractor as well during the annual period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund lagged its equity benchmark, the S&P 500® Index, during the annual period. Stock selection in information technology, industrials and financials detracted from the Fund’s performance most during the annual period. Having underweighted allocations to the strongly performing information technology and financials sectors also hurt. In information technology, the Fund held an underweighted position in Apple and no positions in other strongly performing large-cap stocks in the sector, including Microsoft and Intel, each of which saw their shares achieve double-digit percentage gains during the annual period. In industrials, positions in inland tank barge fleet operator Kirby and complex metal components and products manufacturer Precision Castparts each dampened results, as each saw significant share price declines during the annual period. In financials, positions in supplemental insurance company Aflac and asset management company Affiliated Managers Group detracted from the Fund’s relative results, with each stock experiencing share price declines during the annual period.
Partially offsetting these detractors was the positive contribution made by having an overweighted exposure to the health care sector, which significantly outpaced the S&P 500® Index during the annual period. Sizable positions in specialty pharmaceuticals firm Allergan, biopharmaceutical firm Alexion Pharmaceuticals and veterinary life science equipment provider Idexx Laboratories performed especially well. Effective stock selection in the consumer discretionary sector also buoyed the Fund’s relative results. Outstanding performers in the sector during the annual period include auto supply/repair chains O’Reilly Automotive and Autozone.

4	VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

Annual Report
■	Value Line Strategic Asset Management Trust	To Contractowners
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, among the stocks that detracted most from the equity portion of the Fund’s relative performance was chemicals company FMC of the materials sector, as its shares fell sharply on weaker than expected quarterly earnings reports. Also, the dramatic decline in energy prices sent the share prices of energy exploration and production company Noble Energy and integrated energy company EQT down significantly. Further, having an underweighted position in the strongly performing information technology giant Apple detracted from results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s relative results were two that benefited from takeover offers. Specialty chemicals company Sigma-Aldrich performed quite robustly following a takeover offer from Germany’s Merck, and specialty pharmaceuticals firm Allergan saw its stock soar as a result of a takeover offer from Actavis. Strong quarterly earnings sent the respective share prices of O’Reilly Automotive and Alexion Pharmaceuticals up with double-digit gains.
Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, we initiated a position in the equity portion of the Fund in rail transportation company Union Pacific and health care supply distributor McKesson, each due primarily to their consistently strong long-term records of growth in earnings and stock price.
Deletions from the Fund’s equity portfolio included quick-service restaurant owner and franchisers Yum! Brands and McDonald’s and wireless communications infrastructure real estate investment trust Crown Castle International, each due to eroding long-term growth records in earnings and stock price.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
The equity portion of the Fund’s weighting in health care increased during the 12-month period ended December 31, 2014.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2014?
As of December 31, 2014, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the information technology, financials and energy sectors on the same date.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a modestly positive effect on its performance relative to the Barclays Index. While we kept the Fund’s duration short that of the Barclays Index by approximately 1/4 year, which hurt as rates generally declined, we kept the Fund’s U.S. Treasury holdings’ duration overall longer than the U.S. Treasury duration of the Barclays Index. This helped the Fund given the strong price action of longer-dated U.S. Treasuries during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
Sector allocation overall produced mixed results in the fixed income portion of the Fund. The Fund’s position in long-dated U.S. Treasuries was a significant positive contributor to performance, as these were the best performing securities in the Barclays Index during the annual period. Similarly, other long-dated securities performed well, including long-maturity corporate bonds and taxable municipal bonds. The biggest detractors from the fixed income portion of the Fund’s results were lower-rated corporate bonds, particularly high yield corporate bonds. These securities lagged the Barclays Index given the sustained flight to quality by investors. Within the high yield corporate bond sector, energy-related credits were the worst performers, as they were impacted most by the sharp drop in the price of oil and other commodities.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	5

Annual Report
■	Value Line Strategic Asset Management Trust	To Contractowners
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
During the annual period, particularly in the second half of 2014, the overall theme of changes made was a reduction in credit quality risk. Thus, we increased the fixed income portion of the Fund’s exposure to investment grade corporate bonds and reduced its exposure to high yield corporate bonds. Within the investment grade bond sector, we increased exposure to financials companies, as newly-imposed regulations are expected to lead to stronger credit profiles for the major banks. We focused our selling within the high yield corporate bond sector on commodity-linked issuers, as commodity prices weakened substantially. These sales proved particularly prudent, as spreads on commodity-linked high yield corporate bonds continued widening after our sales dates. Within the mortgage-backed securities sector, we sold shorter-term securities, including commercial mortgage-backed securities, and added higher quality, longer-term maturities. This helped performance, as the longer-term securities benefited more from the drop in interest rates at the long-term end of the yield curve. In terms of yield curve positioning, we prudently reduced the fixed income portion of the Fund’s holdings in the belly, or intermediate segment, of the curve in anticipation of a flattening yield curve, which did indeed materialize.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2014?
As of December 31, 2014, the fixed income portion of the Fund was overweight relative to the Barclays Index in investment grade corporate bonds, as, in our view, corporate profits remain relatively strong and as we expect the default rate to remain at a historically low level for some time. The fixed income portion of the Fund was also overweight taxable municipal bonds due to generally rising state and municipal tax receipts. Securitized exposure was modestly underweight mortgage-backed securities at the end of the annual period, as we expect mortgage pre-payment activity to accelerate given the still low level of interest rates. However, we continued to favor higher quality mortgage-backed securities, as we expect them to continue to perform better than their lower quality counterparts. The fixed income portion of the Fund also maintained its out-of-benchmark exposure to high yield corporate bonds. The fixed income portion of the Fund was underweight relative to the Barclays Index in U.S. Treasuries, especially short-term U.S. Treasuries, in anticipation of a Fed move to raise short-term rates some time later in 2015. At the end of the annual period, the fixed income portion of the Fund was rather neutrally weighted to the benchmark index in asset-backed securities, sovereign debt and supranational agency debt.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2013, the Fund had weightings of approximately 70% in stocks, 22% in fixed income securities and 8% in cash equivalents. By the end of December 2014, allocations had changed little, with Value Line’s proprietary asset allocation model remaining positive on stocks, based on proprietary financial and economic variables. At December 31, 2014, the Fund had weightings of approximately 72% in stocks, 23% in fixed income securities and 5% in cash equivalents.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term.
As for the fixed income market, global economic growth, jobs growth and inflation expectations-and how close actual data reports adhere to the Fed’s targets-are likely to be key factors in determining the asset class’ returns in the months ahead.
At the end of the annual period, our asset allocation model remained positive on the stock market. If, however, stock prices continue climbing, or long-term interest rates begin to rise, the model may well become less bullish toward stocks. As always, we intend to stay true to our time-tested investment discipline going forward.

6	VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■	Value Line Strategic Asset Management Trust	Annual Report To Contractowners
Top Ten Holdings (As of 12/31/2014) (Unaudited)

Company	Percentage of Total Net Assets
Sigma-Aldrich Corp.	1.80%
O’Reilly Automotive, Inc.	1.61%
SBA Communications Corp. Class A	1.50%
TJX Companies, Inc. (The)	1.38%
Stericycle, Inc.	1.38%
Henry Schein, Inc.	1.34%
AMETEK, Inc.	1.33%
Alliance Data Systems Corp.	1.32%
Canadian National Railway Co.	1.28%
IDEXX Laboratories, Inc.	1.27%
Equity Sector Weightings vs. Index (As of 12/31/2014) (Unaudited)

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	7

■	Value Line Strategic Asset Management Trust	Annual Report To Contractowners
Average Annual Total Returns (For periods ended 12/31/2014)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/01/1987
Value Line Strategic Asset Management Trust	8.51%	15.07%	12.72%	7.66%	9.97%
60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index	10.60%	13.31%	11.05%	6.49%	8.44%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contract owner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Value Line Strategic Asset Management Trust to that of the 60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index (the “Index”). The returns of the Index do not include fees and expenses, but do include the reinvestment of dividends.

8	VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■	Value Line Strategic Asset Management Trust	Annual Report To Contractowners
Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of $1,000 invested on July 1, 2014 and held for six months ended December 31, 2014.
Actual Expenses
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000	$1,037.63	$4.59	0.89%
Hypothetical (5% return before expenses)	$1,000	$1,020.70	$4.56	0.89%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	9

■	Value Line Strategic Asset Management Trust

Schedule of Investments

December 31, 2014
Shares		Value

Common Stocks — 72.5%

Consumer Discretionary — 7.8%
6,400	AutoZone, Inc.*	$3,962,304
48,000	BorgWarner, Inc.	2,637,600
36,000	Brinker International, Inc.	2,112,840
22,000	Domino’s Pizza, Inc.	2,071,740
6,000	Genuine Parts Co.	639,420
89,000	LKQ Corp. *	2,502,680
27,000	O’Reilly Automotive, Inc. *	5,200,740
65,000	TJX Companies, Inc. (The)	4,457,700
56,000	Wolverine World Wide, Inc. (1)	1,650,320
		25,235,344

Consumer Staples — 6.9%
16,900	British American Tobacco PLC ADR	1,822,158
6,000	Bunge Ltd.	545,460
50,000	Church & Dwight Co., Inc.	3,940,500
10,000	Costco Wholesale Corp.	1,417,500
17,000	Energizer Holdings, Inc.	2,185,520
126,000	Flowers Foods, Inc.	2,417,940
38,000	General Mills, Inc.	2,026,540
56,000	Hormel Foods Corp.	2,917,600
30,000	PepsiCo, Inc.	2,836,800
35,000	Reynolds American, Inc.	2,249,450
		22,359,468

Energy — 2.1%
42,000	EQT Corp.	3,179,400
34,000	FMC Technologies, Inc. *	1,592,560
42,000	Noble Energy, Inc.	1,992,060
		6,764,020

Financials — 5.6%
11,200	Affiliated Managers Group, Inc. *	2,377,088
37,000	AFLAC, Inc.	2,260,330
36,000	American Tower Corp. REIT	3,558,600
12,000	Arch Capital Group Ltd. *	709,200
3,400	Bank of Montreal	240,482
3,200	BlackRock, Inc.	1,144,192
20,000	ProAssurance Corp.	903,000
28,800	Royal Bank of Canada	1,989,216
16,000	T. Rowe Price Group, Inc.	1,373,760
22,568	Toronto-Dominion Bank (The)	1,078,299
46,000	Wells Fargo & Co.	2,521,720
		18,155,887

Health Care — 12.3%
20,200	Alexion Pharmaceuticals, Inc. *	3,737,606
17,400	Allergan, Inc.	3,699,066
15,000	C.R. Bard, Inc.	2,499,300
44,200	Cerner Corp. *	2,857,972
50,000	DENTSPLY International, Inc.	2,663,500
42,000	Express Scripts Holding Co. *	3,556,140
31,800	Henry Schein, Inc. *	4,329,570
27,800	IDEXX Laboratories, Inc. *	4,121,906
15,000	McKesson Corp.	3,113,700
8,000	Mednax, Inc. *	528,880
13,200	Mettler-Toledo International, Inc. *	3,992,472
50,000	Novo Nordisk A/S ADR	2,116,000
20,000	Thermo Fisher Scientific, Inc.	2,505,800
		39,721,912

Shares		Value

Industrials — 20.1%
13,000	Acuity Brands, Inc.	$1,820,910
81,575	AMETEK, Inc.	4,293,292
60,000	Canadian National Railway Co.	4,134,600
34,000	CLARCOR, Inc.	2,265,760
43,200	Danaher Corp.	3,702,672
45,000	Donaldson Co., Inc.	1,738,350
1,700	EnerSys	104,924
12,400	Esterline Technologies Corp. *	1,360,032
22,000	General Dynamics Corp.	3,027,640
42,000	IDEX Corp.	3,269,280
13,600	IHS, Inc. Class A *	1,548,768
28,500	ITT Corp.	1,153,110
12,600	J.B. Hunt Transport Services, Inc.	1,061,550
22,000	Kansas City Southern	2,684,660
24,200	Kirby Corp. *	1,953,908
22,000	Parker-Hannifin Corp.	2,836,900
10,600	Precision Castparts Corp.	2,553,328
41,500	Republic Services, Inc.	1,670,375
24,000	Roper Industries, Inc.	3,752,400
34,000	Stericycle, Inc. *	4,456,720
8,000	Teledyne Technologies, Inc. *	821,920
34,000	Toro Co. (The)	2,169,540
26,000	Union Pacific Corp.	3,097,380
23,000	United Technologies Corp.	2,645,000
6,600	Valmont Industries, Inc. (1)	838,200
11,000	W.W. Grainger, Inc.	2,803,790
76,500	Waste Connections, Inc.	3,365,235
		65,130,244

Information Technology — 6.9%
23,000	Accenture PLC Class A	2,054,130
15,000	Alliance Data Systems Corp. *	4,290,750
61,200	Amphenol Corp. Class A	3,293,172
1,800	Anixter International, Inc. *	159,228
19,000	ANSYS, Inc. *	1,558,000
28,000	Apple, Inc.	3,090,640
48,000	Cognizant Technology Solutions Corp. Class A *	2,527,680
20,000	MasterCard, Inc. Class A	1,723,200
53,600	Salesforce.com, Inc. *	3,179,016
4,900	WEX, Inc. *	484,708
		22,360,524

Materials — 7.8`%
12,000	Airgas, Inc.	1,382,160
25,000	AptarGroup, Inc.	1,671,000
27,000	Crown Holdings, Inc. *	1,374,300
33,400	Ecolab, Inc.	3,490,968
44,000	FMC Corp.	2,509,320
5,400	NewMarket Corp.	2,179,062
24,000	Praxair, Inc.	3,109,440
18,000	Scotts Miracle-Gro Co. (The) Class A	1,121,760
42,400	Sigma-Aldrich Corp.	5,820,248
31,000	Valspar Corp. (The)	2,680,880
		25,339,138

Telecommunication Services — 1.5%
44,000	SBA Communications Corp. Class A *	4,873,440
		4,873,440

10	See Notes to Financial Statements.

■	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2014
Shares		Value

Utilities — 1.5%
46,800	ITC Holdings Corp.	$1,892,124
21,000	South Jersey Industries, Inc.	1,237,530
31,000	Wisconsin Energy Corp. (1)	1,634,940
		4,764,594
	Total Common Stocks (Cost $85,458,823)	234,704,571

Principal Amount		Value

Asset-Backed Security — 0%^

$127,236	Ford Credit Auto Lease Trust, Series 2013-B, Class A2B, 0.43%, 1/15/16 (2)	27,264
	Total Asset-Backed Securities (Cost $127,435)	127,264

Commercial Mortgage-Backed Securities — 1.0%

300,000	Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.73%, 5/10/45 (2)	312,358
250,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	264,731
450,000	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	480,005
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	249,952
200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.56%, 8/25/45 (2)(3)	204,376
193,232	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.17%, 12/25/45 (2)(3)	199,192
400,000	GNMA, Series 2013-12, Class B, 2.45%, 11/16/52 (2)	383,128
350,000	GS Mortgage Securities Trust, Series 2006-GG6, Class A4, 5.55%, 4/10/38 (2)	359,157
190,408	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51 (2)	208,173
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	255,960
200,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	200,292
224,018	Thornburg Mortgage Securities Trust,Series 2005-1, Class A3, 2.25%, 4/25/45 (2)	225,002
	Total Commercial Mortgage- Backed Securities (Cost $3,449,388)	3,342,326

Corporate Bonds & Notes — 9.4%

Basic Materials — 0.4%
200,000	ArcelorMittal, Senior Unsecured Notes, 5.00%, 2/25/17	208,000

Principal Amount		Value

Basic Materials — 0.4%(Continued)
$150,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	$148,500
300,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23 (3)	292,728
250,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	255,735
300,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	339,422
150,000	Steel Dynamics, Inc., Guaranteed Notes,6.13%, 8/15/19	157,500
		1,401,885

Communications — 1.0%
150,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	149,340
150,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	149,589
200,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	266,084
100,000	Cox Communications, Inc., Senior Unsecured Notes, 4.80%, 2/1/35 (3)	104,187
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	254,343
150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24 (1)	151,466
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24 (3)	260,000
200,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	203,500
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	284,517
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19 (3)	254,109
250,000	Time Warner, Inc., Guaranteed Notes, 3.15%, 7/15/15	253,494
500,000	Time Warner, Inc., Guaranteed Notes, 4.70%, 1/15/21	547,284
206,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	210,568
150,000	Viacom, Inc., Senior Unsecured Notes, 3.88%, 12/15/21	155,273
		3,243,754
Consumer, Cyclical — 0.6%
250,000	CVS Health Corp., Senior Unsecured Notes, 6.60%, 3/15/19	292,781
100,000	D.R. Horton, Inc., Guaranteed Notes, 6.50%, 4/15/16	105,500
250,000	Delphi Corp., Guaranteed Notes, 6.13%, 5/15/21	272,500
100,000	Kia Motors Corp., Senior Unsecured Notes, 3.63%, 6/14/16 (3)	103,104
100,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	112,500
270,000	Macy’s Retail Holdings, Inc., Guaranteed Notes, 4.38%, 9/1/23	290,043
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19 (3)	150,554

See Notes to Financial Statements.	11

■	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2014
Principal Amount		Value
Consumer, Cyclical — 0.6% (Continued)
$150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	$157,500
100,000	Ryland Group, Inc. (The), Guaranteed Notes, 6.63%, 5/1/20	106,000
200,000	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 7.38%, 11/15/15	209,834
250,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 5.38%, 3/15/22	253,750
		2,054,066
Consumer, Non-cyclical — 1.0%
250,000	Celgene Corp., Senior Unsecured Notes, 2.30%, 8/15/18	252,065
250,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, 5/15/17	276,250
150,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	152,060
200,000	HJ Heinz Co., Secured Notes, 4.25%, 10/15/20	202,000
500,000	Kroger Co. (The), Senior Unsecured Notes, 3.40%, 4/15/22	509,008
1,000,000	Medco Health Solutions, Inc., Senior Unsecured Notes, 2.75%, 9/15/15	1,013,126
350,000	Mylan, Inc., Senior Unsecured Notes, 1.35%, 11/29/16	348,277
100,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	105,181
200,000	Service Corp. International, Senior Unsecured Notes, 7.00%, 6/15/17	215,000
200,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17 (3)	201,443
		3,274,410
Energy — 0.6%
150,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	166,770
250,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	249,713
150,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 9.00%, 4/15/19	184,099
250,000	Enterprise Products Operating LLC,Guaranteed Notes, 5.70%, 2/15/42	289,114
150,000	Kinder Morgan Energy Partners L.P.,Senior Unsecured Notes, 2.65%, 2/1/19	147,797
245,000	Phillips 66, Guaranteed Notes, 2.95%, 5/1/17	253,032
150,000	Rowan Companies, Inc., Guaranteed Notes, 7.88%, 8/1/19	170,929
250,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	267,980
100,000	Valero Energy Corp., Guaranteed Notes, 6.63%, 6/15/37	118,066
		1,847,500
Financial — 4.8%
200,000	Aircastle, Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	201,000
200,000	Ally Financial, Inc., Guaranteed Notes, 4.63%, 6/26/15	201,500

Principal Amount		Value

Financial — 4.8% (continued)
$100,000	Ally Financial, Inc., Senior Unsecured Notes, 3.25%, 9/29/17	$100,000
250,000	American Express Co., Senior Unsecured Notes, 0.82%, 5/22/18 (2)	249,992
250,000	American International Group, Inc.,Senior Unsecured Notes, 3.38%, 8/15/20	259,700
250,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24 (3)	255,205
150,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	160,875
200,000	Bank of America Corp., Senior Unsecured Notes, 4.00%, 4/1/24	208,245
300,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	333,292
300,000	Bank of China Hong Kong, Ltd., Senior Unsecured Notes, 3.75%, 11/8/16 (3)	309,831
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21	267,428
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	226,116
350,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	354,772
100,000	Branch Banking & Trust Co., Senior Unsecured Notes, 1.05%, 12/1/16	99,724
100,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 5/15/17	103,750
250,000	Citigroup, Inc., Senior Unsecured Notes, 1.70%, 7/25/16	251,712
100,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	109,567
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	252,790
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	254,657
150,000	Deutsche Bank AG, Senior Unsecured Notes, 1.40%, 2/13/17	149,687
100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21 (1)	109,522
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	251,311
250,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	260,672
200,000	First Horizon National Corp., Senior Unsecured Notes, 5.38%, 12/15/15	207,060
580,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.38%, 8/6/23	620,046
250,000	General Electric Capital Corp. MTN,Senior Unsecured Notes, 1.00%, 8/11/15 (2)	251,043
500,000	General Electric Capital Corp. MTN,Senior Unsecured Notes, 3.35%, 10/17/16	519,938
300,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16	321,911
200,000	Goldman Sachs Group, Inc. (The),Subordinated Notes, 6.75%, 10/1/37	251,475
200,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 4.00%,10/15/17	212,645
150,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	153,646

12	See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2014
Principal
Amount		Value

Financial — 4.8% (continued)
$250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	$272,829
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.88%, 1/14/22	222,930
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18 (3)	280,000
150,000	Jefferies Group LLC, Senior Unsecured Notes, 8.50%, 7/15/19	179,745
200,000	Jefferies Group LLC, Senior Unsecured Notes, 6.25%, 1/15/36	196,555
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.45%, 3/1/16	513,202
300,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23	300,338
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	260,963
100,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17 (3)	106,660
500,000	Morgan Stanley GMTN, Senior Unsecured Notes, 5.50%, 7/28/21	567,440
250,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	252,738
250,000	PNC Bank NA, Senior Unsecured Notes, 1.30%, 10/3/16	251,237
1,000,000	Private Export Funding Corp., Series HH, 1.45%, 8/15/19	960,979
250,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19	253,569
250,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	247,547
250,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	249,802
250,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.00%, 9/24/15	252,997
250,000	Standard Chartered PLC, Subordinated Notes, 5.70%, 3/26/44 (3)	260,048
300,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	301,778
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	151,641
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	102,149
200,000	US Bancorp MTN, 3.60%, 9/11/24	203,103
1,000,000	Wachovia Corp., Senior Unsecured Notes, 0.51%, 6/15/17 (2)	997,866
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	178,953
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	183,941
150,000	XLIT, Ltd., Guaranteed Notes, 5.75%,10/1/21	174,249
		15,432,371

Industrial — 0.5%
100,000	Lafarge S.A., Senior Unsecured Notes, 6.20%, 7/9/15 (3)	102,290
300,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16	318,150
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	246,098

Principal
Amount		Value
Industrial — 0.5% (continued)
$200,000	Textron, Inc., Senior Unsecured Notes, 6.20%, 3/15/15	$202,001
100,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	100,176
500,000	Union Pacific Corp., Senior Unsecured Notes, 2.95%, 1/15/23	505,256
250,000	Valmont Industries, Inc., Guaranteed Notes, 5.00%, 10/1/44	252,845
		1,726,816
Technology — 0.2%
50,000	Altera Corp., Senior Unsecured Notes, 1.75%, 5/15/17	50,068
250,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	254,011
150,000	Intel Corp., Senior Unsecured Notes, 4.25%, 12/15/42	154,592
100,000	Seagate HDD Cayman, Guaranteed Notes, 4.75%, 1/1/25 (3)	103,016
		561,687

Utilities — 0.3%
500,000	Commonwealth Edison Co., 4.00%, 8/1/20	536,459
100,000	Consumers Energy Co., 3.13%, 8/31/24	100,338
150,000	Dominion Resources, Inc., Senior Unsecured Notes, 4.70%, 12/1/44	159,627
		796,424
	Total Corporate Bonds & Notes (Cost $30,008,228)	30,338,913

Foreign Government Obligations — 0.2%
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	275,625
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	265,312
	Total Foreign Government Obligations (Cost $520,213)	540,937

Long-Term Municipal Securities — 0.6%
100,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	102,738
100,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Series C, 6.34%, 7/1/39	116,141
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.30%, 8/1/19	250,428
400,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	404,380
130,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	160,502
70,000	County of Clark, Build America Bonds, General Obligation Limited, Series B1, 5.21%, 6/1/16	74,114
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,715

See Notes to Financial Statements.	13

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2014
Principal
Amount		Value
Long-Term Municipal Securities — 0.6% (continued)
$100,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.71%, 12/1/22	$112,342
250,000	Illinois State, General Obligation Unlimited, 4.96%, 3/1/16	260,887
100,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	124,369
75,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	81,138
	Total Long-Term Municipal Securities (Cost $1,910,118)	1,963,754

U.S. Government Agency Obligations — 7.5%
800,000	FHLMC, 1.25%, 5/12/17	805,929
500,000	FHLMC, 1.00%, 7/28/17	499,812
750,000	FHLMC, 1.75%, 5/30/19	754,158
44,613	FHLMC, Series 3538, Class BA, 4.50%, 10/15/27	44,912
167,785	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	166,260
325,688	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	352,895
57,405	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	59,795
370,283	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	391,460
489,618	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	509,488
452,817	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	483,265
83,220	FHLMC Gold Pool #C04038, 3.50%, 6/1/42	86,700
33,200	FHLMC Gold Pool #G08479, 3.50%, 3/1/42	34,588
10,606	FHLMC Gold Pool #G18155, 5.00%, 10/1/21	11,196
39,659	FHLMC Gold Pool #G18160, 5.00%, 11/1/21	42,577
120,022	FHLMC Gold Pool #G18420, 3.00%, 1/1/27	124,891
43,167	FHLMC Gold Pool #J00975, 5.00%, 1/1/21	45,807
10,626	FHLMC Gold Pool #J03589, 5.00%, 10/1/21	11,173
199,957	FHLMC Pool #A96409, 3.50%, 1/1/41	208,289
500,000	FNMA, 0.38%, 12/21/15	500,116
19,670	FNMA, 4.00%, 4/1/24	20,887
240,204	FNMA, 4.00%, 3/1/25	256,567
134,996	FNMA, 4.00%, 6/1/26	143,455
540,428	FNMA, 3.50%, 7/1/26	571,966
199,690	FNMA, 4.00%, 7/1/26	213,890
37,247	FNMA, 4.50%, 7/1/40	40,466
8,423	FNMA, 4.50%, 8/1/40	9,152
8,493	FNMA, 4.50%, 9/1/40	9,223
98,637	FNMA, 4.50%, 10/1/40	107,253
443,929	FNMA, 4.50%, 2/1/41	482,598

Principal
Amount		Value

U.S. Government Agency Obligations — 7.5% (continued)
$149,665	FNMA, 4.50%, 3/1/41	$162,529
363,189	FNMA, 4.50%, 4/1/41	394,681
11,910	FNMA, 4.50%, 4/1/41	12,924
159,991	FNMA, 4.50%, 4/1/41	173,840
155,937	FNMA, 4.50%, 4/1/41	169,399
187,081	FNMA Pool #254733, 5.00%, 4/1/23	206,543
401,031	FNMA Pool #255667, 5.00%, 3/1/25	442,752
5,107	FNMA Pool #745275, 5.00%, 2/1/36	5,652
311,838	FNMA Pool #890236, 4.50%, 8/1/40	339,045
11,575	FNMA Pool #910242, 5.00%, 3/1/37	12,779
12,438	FNMA Pool #975116, 5.00%, 5/1/38	13,732
565,902	FNMA Pool #995245, 5.00%, 1/1/39	624,774
410,940	FNMA Pool #AA7720, 4.00%, 8/1/39	439,096
217,609	FNMA Pool #AB1259, 5.00%, 7/1/40	240,486
91,444	FNMA Pool #AB3218, 3.50%, 7/1/31	96,478
428,043	FNMA Pool #AB4449, 4.00%, 2/1/42	457,371
579,092	FNMA Pool #AB5472, 3.50%, 6/1/42	604,536
364,750	FNMA Pool #AB6286, 2.50%, 9/1/27	372,366
580,008	FNMA Pool #AB8144, 5.00%, 4/1/37	640,850
820,971	FNMA Pool #AD6374, 5.00%, 5/1/40	907,938
8,591	FNMA Pool #AE0385, 4.00%, 9/1/40	9,183
7,680	FNMA Pool #AE5024, 4.00%, 12/1/40	8,206
211,831	FNMA Pool #AH3226, 5.00%, 2/1/41	235,421
124,996	FNMA Pool #AH6186, 4.00%, 2/1/41	133,560
358,554	FNMA Pool #AH8932, 4.50%, 4/1/41	389,641
178,767	FNMA Pool #AI1019, 4.50%, 5/1/41	194,204
42,197	FNMA Pool #AI5737, 4.50%, 6/1/41	45,843
325,657	FNMA Pool #AJ6932, 3.00%, 11/1/26	339,362
428,283	FNMA Pool #AO2961, 4.00%, 5/1/42	457,627
115,428	FNMA Pool #AO4137, 3.50%, 6/1/42	120,490
61,619	FNMA Pool #AO4299, 3.50%, 8/1/42	64,305
30,233	FNMA Pool #AO6770, 3.50%, 6/1/42	31,560
808,569	FNMA Pool #AP1340, 3.50%, 7/1/42	844,005
389,183	FNMA Pool #AQ0287, 3.00%, 10/1/42	394,494
445,181	FNMA Pool #AT0969, 3.00%, 4/1/43	450,979
1,078,001	FNMA Pool #AT8849, 4.00%, 6/1/43	1,152,037
195,699	FNMA Pool #AU6043, 3.00%, 9/1/43	198,196
330,484	FNMA Pool #AU7025, 3.00%, 11/1/43	334,649
327,231	FNMA Pool #AU8070, 3.50%, 9/1/43	341,496
278,778	FNMA Pool #AU8846, 3.00%, 11/1/43	282,387
149,985	FNMA Pool #AV0225, 4.50%, 10/1/43	162,767
245,291	FNMA Pool #AW5055, 3.50%, 7/1/44	256,216
199,167	FNMA Pool #AX1138, 3.50%, 9/1/44	207,849
73,671	GNMA, 4.25%, 2/20/37	73,874
336,590	GNMA, 3.00%, 4/16/39	347,029
589,295	GNMA II Pool #MA1090, 3.50%, 6/20/43	619,440
271,203	GNMA II Pool #MA1520, 3.00%, 12/20/43	277,668
450,000	GNMA II Pool #MA1922, 5.00%, 5/20/44	497,033
98,922	GNMA II Pool #MA2224, 4.00%, 9/20/44	106,263
150,000	GNMA II Pool #MA2445, 3.50%, 12/20/44	157,691
1,699,841	GNMA Pool #4016, 5.50%, 8/20/37	1,920,282
186,947	GNMA Pool #650494, 5.50%, 1/15/36	209,700
224,268	GNMA Pool #MA1375, 3.50%, 10/20/43	235,664
	Total U.S. Government Agency Obligations (Cost $23,746,533)	24,405,660

14	See Notes to Financial Statements.

■	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2014
Principal Amount		Value

U.S. Treasury Obligations — 4.1%
$1,400,000	U.S. Treasury Bonds, 6.13%, 11/15/27	$1,991,500
850,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,132,559
900,000	U.S. Treasury Bonds, 4.38%, 5/15/40	1,183,148
150,000	U.S. Treasury Bonds, 2.88%, 5/15/43	153,422
100,000	U.S. Treasury Bonds, 3.63%, 8/15/43	117,602
300,000	U.S. Treasury Bonds, 3.38%, 5/15/44	337,734
150,000	U.S. Treasury Bonds, 3.13%, 8/15/44	161,484
50,000	U.S. Treasury Notes, 0.25%, 2/15/15	50,010
250,000	U.S. Treasury Notes, 0.38%, 6/30/15	250,332
300,000	U.S. Treasury Notes, 0.38%, 4/30/16	299,953
150,000	U.S. Treasury Notes, 1.75%, 5/31/16	152,730
750,000	U.S. Treasury Notes, 1.50%, 6/30/16	761,309
350,000	U.S. Treasury Notes, 0.50%, 8/31/16	349,863
150,000	U.S. Treasury Notes, 1.00%, 10/31/16	151,078
500,000	U.S. Treasury Notes, 0.88%, 6/15/17	499,727
250,000	U.S. Treasury Notes, 0.88%, 10/15/17	249,043
500,000	U.S. Treasury Notes, 1.88%, 10/31/17	511,758
250,000	U.S. Treasury Notes, 2.63%, 4/30/18	261,348
300,000	U.S. Treasury Notes, 2.25%, 7/31/18	309,633
800,000	U.S. Treasury Notes, 1.38%, 9/30/18	799,250
1,400,000	U.S. Treasury Notes, 1.75%, 10/31/18	1,417,718
100,000	U.S. Treasury Notes, 1.00%, 8/31/19	97,273
200,000	U.S. Treasury Notes, 1.50%, 10/31/19	198,781
350,000	U.S. Treasury Notes, 2.63%, 8/15/20	365,504
150,000	U.S. Treasury Notes, 2.13%, 8/31/20	152,660
300,000	U.S. Treasury Notes, 2.00%, 11/30/20	302,625
250,000	U.S. Treasury Notes, 2.00%, 2/15/22	250,625
300,000	U.S. Treasury Notes, 2.50%, 5/15/24	309,047
450,000	U.S. Treasury Notes, 2.38%, 8/15/24	458,332
	Total U.S. Treasury Obligations
	(Cost $12,118,795)	13,276,048

Shares		Value

Short-Term Investments — 5.5%

Money Market Funds — 5.5%
14,635,799	State Street Institutional Liquid Reserves Fund	$14,635,799
3,093,375	State Street Navigator Securities Lending Prime Portfolio (4)	3,093,375
	Total Short-Term Investments
	(Cost $17,729,174)	17,729,174
	Total Investments 100.8%
	(Cost $175,068,707)	$326,428,647
Excess of Liabilities Over Cash and Other Assets – (–0.8%)	(2,544,625)
Net Assets – 100.0%	$323,884,022
Net Asset Value Per Outstanding Share
($323,884,022 ÷ 14,612,103 shares outstanding)	$22.17

*	Non-income producing.
^	The value is less than 0.01% of Net Assets.
(1)	A portion or all of the security was held on loan. As of December 31, 2014, the market value of the securities on loan was $2,979,792.
(2)	The rate shown on floating rate securities is the rate at the end of the reporting period.
(3)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(4)
Securities with an aggregate market value of $2,979,792 were out on loan in exchange for $3,093,375 of cash col- lateral as of December 31, 2014. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1K in the Notes to Financial Statements.

ADR	American Depositary Receipt.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
GMTN	Global Medium Term Note.
GNMA	Government National Mortgage Association.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$234,704,571	$—	$—	$234,704,571
Asset-Backed Securities	—	127,264	—	127,264
Commercial Mortgage-Backed Securities	—	3,342,326	—	3,342,326
Corporate Bonds & Notes*	—	30,338,913	—	30,338,913
Foreign Government Obligations	—	540,937	—	540,937
Long-Term Municipal Securities	—	1,963,754	—	1,963,754
U.S. Government Agency Obligations	—	24,405,660	—	24,405,660
U.S. Treasury Obligations	—	13,276,048	—	13,276,048
Short-Term Investments	17,729,174	—	—	17,729,174
Total Investments in Securities	$252,433,745	$73,994,902	$—	$326,428,647

*See Schedule of Investments for further classification.

See Notes to Financial Statements.	15

■	Value Line Strategic Asset Management Trust

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investment securities, at value (Cost - $175,068,707)
(securities on loan, at value, $2,979,792)	$326,428,647
Interest and dividends receivable	727,981
Receivable for securities sold	156,879
Receivable for trust shares sold	5,830
Prepaid expenses	5,730
Receivable for securities lending income	2,993
Total Assets	327,328,060
LIABILITIES:
Payable upon return of securities on loan (Note 1J)	3,093,375
Payable for trust shares redeemed	64,002
Accrued expenses:
Advisory fee	140,441
Service and distribution plan fees	69,434
Directors’ fees and expenses	4,606
Other	72,180
Total Liabilities	3,444,038
Net Assets	$323,884,022
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 14,612,103 shares)	$146,121
Additional paid-in capital	152,429,653
Undistributed net investment income	2,062,799
Accumulated net realized gain on investments and foreign currency	17,885,676
Net unrealized appreciation of investments and foreign currency translations	151,359,773
Net Assets	$323,884,022
Net Asset Value Per Outstanding Share ($323,884,022 ÷ 14,612,103 shares outstanding)	$22.17

Statement of Operations

For the Year Ended
December 31, 2014

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $33,424)	$2,748,448
Interest	2,223,974
Securities lending income	43,749
Total Income	5,016,171

Expenses:
Advisory fee	1,670,169
Service and distribution plan fees	1,336,135
Auditing and legal fees	165,530
Custodian fees	95,492
Trustees’ fees and expenses	77,436
Insurance	36,082
Printing and postage	31,938
Other	37,812
Total Expenses Before Fees Waived (Note 5)	3,450,594
Less: Service and Distribution Plan Fees Waived	(501,051)
Net Expenses	2,949,543
Net Investment Income	2,066,628
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain	17,882,559
Change in Net Unrealized Appreciation/ (Depreciation)	7,109,885
Net Realized Gain and Change in Net Unrealized
Appreciation/(Depreciation) on Investments and
Foreign Exchange Transactions	24,992,444
Net Increase in Net Assets from Operations	$27,059,072

16	See Notes to Financial Statements.

■	Value Line Strategic Asset Management Trust

Statement of Changes in Net Assets

	Years Ended December 31,
	2014	2013
Operations:
Net investment income	$2,066,628	$1,615,771
Net realized gain on investments and foreign currency	17,882,559	38,134,883
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	7,109,885	25,785,629
Net increase in net assets from operations	27,059,072	65,536,283
Distributions to Shareholders from:
Net investment income	(1,601,813)	(2,744,889)
Net realized gain from investment transactions	(38,165,666)	(26,671,126)
Total distributions	(39,767,479)	(29,416,015)
Share Transactions:
Proceeds from sale of trust shares	2,875,138	3,907,578
Proceeds from reinvestment of dividends and distributions to shareholders	39,767,479	29,416,015
Cost of trust shares redeemed	(50,552,044)	(46,769,892)
Net decrease in net assets from trust share transactions	(7,909,427)	(13,446,299)
Total increase/(decrease) in net assets	(20,617,834)	22,673,969
NET ASSETS:
Beginning of year	344,501,856	321,827,887
End of year	$323,884,022	$344,501,856
Undistributed net investment income included in net assets, at end of year	$2,062,799	$1,612,731

17

■	Value Line Strategic Asset Management Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$23.17	$20.87	$18.52	$17.96	$15.72
Income from investment operations:
Net investment income	0.15	0.12	0.19	0.13	0.11
Net gains on securities (both realized and unrealized)	1.70	4.22	2.64	0.54	2.27
Total from investment operations	1.85	4.34	2.83	0.67	2.38
Less distributions:
Dividends from net investment income	(0.11)	(0.19)	(0.13)	(0.11)	(0.14)
Distributions from net realized gains	(2.74)	(1.85)	(0.35)	—	—
Total distributions	(2.85)	(2.04)	(0.48)	(0.11)	(0.14)
Net asset value, end of year	$22.17	$23.17	$20.87	$18.52	$17.96
Total return*	8.51%	21.63%	15.43%	3.68%	15.20%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$323,884	$344,502	$321,828	$319,894	$356,645
Ratio of gross expenses to average net assets(1)	1.03%	1.03%	1.04%	1.03%	1.03	%(2)
Ratio of net expenses to average net assets(3)	0.88%	0.88%	0.89%	0.88%	0.84	%(4)
Ratio of net investment income to average net assets	0.62%	0.48%	0.84%	0.60%	0.56%
Portfolio turnover rate	15%	17%	24%	28%	21%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(2)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(3)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(4)	Ratio reflects expense net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

18

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements

December 31, 2014

1.          Significant Accounting Policies
Value Line Strategic Asset Management Trust (the “Fund”) is one of two funds comprising Value Line Funds Variable Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Fund is a part of the Value Line Funds (the “Funds”), a family of 10 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

19

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2014

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1– Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

For the year ended December 31, 2014, there were no transfers between Level 1, Level 2, and Level 3 assets.

The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

For the year ended December 31, 2014, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.

(C) Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Fund, the Master Repurchase Agreement may permit the non-defaulting party to net and close out all transactions. The Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At year end, there were no open repurchase agreements for the Fund.

(D) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

As of December 31, 2014, and for all open tax years, managment has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

20

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2014

(E) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.

(F) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first in first out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

The Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

(G) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

(H) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

(I) Accounting for Real Estate Investment Trusts: The Trust owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(J) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

21

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2014

(K) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in the Statement of Operations.

Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.

As of December 31, 2014, the Fund was not invested in joint repurchase agreements.

As of December 31, 2014, the Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:

		Total Collateral (including
Value of Securities Loaned	Value of Collateral	Calculated Mark)*
$2,979,792	$3,093,375	$3,048,775
*     Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

(L) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

2.          Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Shares sold	128,614	175,401
Shares issued to shareholders in reinvestment of dividends and distributions	1,869,651	1,374,580
Shares redeemed	(2,255,327)	(2,103,548)
Net decrease	(257,062)	(553,567)
Dividends per share from net investment income	$0.1148	$0.1908
Distributions per share from net realized gains	$2.7362	$1.8538

22

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)
December 31, 2014
3.	Purchases and Sales of Securities
Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended
December 31, 2014
PURCHASES:
U.S. Treasury & Government Agency Obligations	$8,441,232
Other Investment Securities	40,168,770
Total Purchases	$48,610,002

SALES:
U.S. Treasury & Government Agency Obligations	$19,629,185
Other Investment Securities	56,888,992
Total Sales	$76,518,177

4. Income Taxes

At December 31, 2014, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$175,068,707
Gross tax unrealized appreciation	$151,677,339
Gross tax unrealized depreciation	(317,399)
Net tax unrealized appreciation on investments	$151,359,940
Undistributed ordinary income	$2,156,451
Undistributed long-term gain	$17,792,024

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President of the United States of America. Under the Act, net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses. There were not capital losses at December 31, 2014.
The tax composition of distributions to shareholders for the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Ordinary income	$2,009,938	$4,085,898
Long-term capital gain	$37,757,541	25,330,117
	$39,767,479	$29,416,015

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment income by $14,747 and increased accumulated realized gain by $14,747. Net assets are not affected by these reclassifications.

These reclasses are primarily due to differing treatments of foreign currency translation and REITs for tax purposes.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $1,670,169 was paid or payable to the Adviser for the year ended December 31, 2014. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
23

■	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2014
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2014, fees amounting to $1,336,135, before fee waivers, were accrued under the Plan. Effective May 1, 2007, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the year ended December 31, 2014, the fees waived amounted to $501,051. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.
Certain officers and a trustee of the Adviser are also officers and a trustee of the Fund. At December 31, 2014, the officers and trustees of the Fund as a group owned less than 1% of the outstanding shares.
6.	New Accounting Pronouncements
In June 2014, the Finanacial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11. Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirments related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014, Management has reviewed the requirments and believes the adoption of this ASU will not have a material impact on the financial statements.

24

■	Value Line Strategic Asset Management Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Value Line Strategic Asset Management Trust:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the “Fund”), one of the funds comprising Value Line Funds Variable Trust at December 31, 2014, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Pricewaterhouse Coopers LLP
New York, New York
February 13, 2015

25

■	Value Line Strategic Asset Management Trust

Federal Tax Status of Distribution (Unaudited)

For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2014, qualifies for the corporate dividends received deductions.
During the calendar year 2014, 100% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2014, the Fund distributed $37,757,541 from long-term capital gains.

Form N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov.  The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

26

■	Value Line Strategic Asset Management Trust

Management Information
The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Fund. Each Trustee serves as a director or trustee of each of the 10 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

				Number of
				Portfolios in
			Principal	Fund Complex	Other
Name, Address,		Length of	Occupations	Overseen by	Directorships Held
and Age	Position	Time Served	During the Past 5 Years	Director	by Director

Interested Director*
Mitchell E. Appel Age: 44	Trustee	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010; Director from February 2010 to December 2010.	10	Forethought Variable Insurance Trust (September 2013 - present)

Non-Interested Directors

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age: 58	Trustee	Since 2008	President, Meridian Fund Advisers LLC (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.	10	None

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age: 83	Trustee	Since 2000	Professor of History, Williams College (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	10	None

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age: 79	Trustee Lead Independent Trustee	Since 2014	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College (1999-2008); President Emeritus, Skidmore College since 1999 and President (1987-1998).	10	None

27

■	Value Line Strategic Asset Management Trust

Management Information (Continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Non-Interested Director (continued)

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age: 75	Trustee	Since 1987	Chairman, Institute for Political Economy	10	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age: 65	Trustee	Since 1996	Senior Financial Consultant, Veritable L.P. (Investment Advisor until December 2013)	10	None

Name, Address,		Length of
and Age	Position	Time Served	Principal Occupation During the Past 5 Years

Officers
Mitchell E. Appel Chief Age: 44	President	Since 2008
President of each of the Value Line Funds since June 2008; Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011; Chief Financial Officer of Value Line from April 2008 to December 2010; Director from February 2010 to December 2010.

Michael J. Wagner Age: 64	Chief Complianc Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington Age: 35	Treasurer and Secretary	Since 2008	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

The address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-243-2729.

28

Item 2    Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3    Audit Committee Financial Expert

(a)(1)The Registrant does not have an Audit Committee Financial Expert serving on its Audit Committee as of the date of this filing.

(3) However, the Registrant’s Board expects to designate two new Board members as Audit Committee Financial Experts at the meeting of the Board on March 18-19, 2015.  The two new Board members will each be independent directors and serve on the Audit Committee of the Registrant.  The Registrant’s previously designated Audit Committee Financial Expert resigned from its positions with the Registrant effective September 19, 2014.

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4    Principal Accountant Fees and Services

(a) Audit Fees 2014 - $22,011
  Audit Fees 2013 - $113,155

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2014 - $34,507
  Tax Preparation Fees 2013 - $40,255

(d) All Other Fees –None

(e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2014 - $0
  Aggregate Non-Audit Fees 2013 - $1,200

(h) Not applicable.

Item 5.   Audit Committee of Listed Registrants

Not Applicable.

Item 6.   Investments

Not Applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11  Controls and Procedures

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

 (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002  attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 13, 2015